                                                                    EXHIBIT 99.1



                          DELANO TECHNOLOGY CORPORATION

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


     The following unaudited pro forma combined condensed financial statements give effect to the acquisition by Delano Technology Corporation ("Delano") of all outstanding shares of Digital Archaeology Corporation ("Digarch") in a transaction accounted for as a purchase.

     The unaudited pro forma combined condensed statements of operations of Delano for the twelve months ended March 31, 2000 and for the six months ended September 30, 2000 assume that the acquisition of Digarch took place as of the beginning of the earliest period presented. The statements combine Delano's statements of operations for the twelve months ended March 31, 2000 and for the six months ended September 30, 2000 with Digarch's statements of operations for the twelve months ended December 31, 1999 and for the six months ended June 30, 2000.

     The unaudited pro forma combined condensed balance sheet as of September 30, 2000 combines Delano's September 30, 2000 balance sheet with Digarch's June 30, 2000 balance sheet as if the acquisition had been consummated on September 30, 2000.

     The unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based on the information available at the date of this filing and are subject to change based upon the finalization of the purchase price allocation, including completion of third party appraisals.

     Delano's condensed financial information included in these pro forma financial statements is derived from its March 31, 2000 audited financial statements and from its 10Q filing for September 30, 2000. Digarch's condensed balance sheet included in the accompanying pro forma unaudited combined condensed balance sheet is derived from its unaudited historical consolidated balance sheet as of June 30, 2000 included elsewhere in this filing. The results of operations of Digarch included in the unaudited pro forma condensed combined statements of operations of the year ended March 31, 2000 and the six months ended September 30, 2000 were derived from Digarch's audited financial statements for the year ended December 31, 1999 and from its unaudited financial statements for the six months ended June 30, 2000 included elsewhere in this filing.

     The unaudited condensed financial information of Digarch has been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of Digarch's management, includes all adjustments necessary for a fair presentation of the financial information for such interim periods.

                         DELANO TECHNOLOGY CORPORATION

              PRO FORMA UNAUDITED COMBINED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (IN THOUSANDS)


                                                                                          PRO FORMA               PRO FORMA
                                                              DELANO      DIGARCH        ADJUSTMENTS               COMBINED
                                                           ----------     -------       -------------           -----------
ASSETS
Current assets:
   Cash and cash equivalents.........................       $ 85,204      $ 4,819          $ (17,364)  (B)         $ 72,659
   Short-term investments............................          1,142           --                  --                 1,142
   Accounts receivable, net..........................          8,612          647                  --                 9,259
   Prepaid expenses and other assets.................          3,339          458                  --                 3,797
                                                            --------      -------           ---------              --------
      Total current assets...........................         98,297        5,924            (17,364)                86,857
   Property and equipment, net.......................          9,587          757                  --                10,344
   Goodwill and purchased intangibles................         19,067           --              94,055  (A)          113,122
   Other assets......................................             --          170                  --                   170
                                                            --------      -------           ---------              --------
      Total assets...................................       $126,951      $ 6,851            $ 76,691              $210,493
                                                            ========      =======            ========              ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued liabilities..........       $ 10,398      $ 1,005            $  1,493  (B)           12,896
   Deferred revenue..................................          1,042          144                  --                 1,186
   Current portion of capital lease obligation.......            180           46                  --                   226
                                                            --------      -------           ---------              --------
      Total current liabilities......................         11,620        1,195               1,493                14,308
   Capital lease obligations, less current portion...            163           --                  --                   163
                                                            --------      -------           ---------              --------
      Total liabilities..............................         11,783        1,195               1,493                14,471
Stockholders' equity:
   Convertible preferred stock.......................             --           41                (41)  (B)               --
   Common stock......................................        153,943       21,844              56,340  (B)          232,127
   Warrants..........................................            506           --                  --                   506
   Deferred stock compensation.......................        (9,808)           --             (2,568)  (B)         (12,376)
   Accumulated other comprehensive income............          (260)           --                  --                 (260)
   Accumulated deficit...............................       (29,213)     (16,229)              21,467  (B)         (23,975)
                                                            --------      -------           ---------              --------
      Total stockholders' equity.....................        115,168        5,656              75,198               196,022
                                                            --------      -------           ---------              --------
      Total liabilities and stockholders equity......       $126,951      $ 6,851           $  76,691              $210,493
                                                            ========      =======           =========              ========

                          DELANO TECHNOLOGY CORPORATION

         PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS
                            YEAR ENDED MARCH 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                           PRO FORMA               PRO FORMA
                                                           DELANO         DIGARCH         ADJUSTMENTS               COMBINED
                                                         --------        --------         -----------              --------
Revenues:
   Product license...................................     $ 8,799           $ 717             $    --               $ 9,516
   Services..........................................         690             140                  --                   830
                                                         --------        --------           ---------             ---------
      Total revenues.................................       9,489             857                  --                10,346
                                                         --------        --------           ---------             ---------
Cost of revenues:
   Product licenses..................................          59              13                  --                    72
   Services..........................................       1,239             140                  --                 1,379
                                                         --------        --------           ---------             ---------
      Total cost of revenues.........................       1,298             153                  --                 1,451
                                                         --------        --------           ---------             ---------
Gross profit.........................................       8,191             704                  --                 8,895
                                                         --------        --------           ---------             ---------
Operating expenses
   Research and development..........................      11,732           2,249                  --                13,981
   Sales and marketing...............................       3,649           2,296                  --                 5,945
   General and administrative........................       1,515           1,482                  --                 2,997
   Amortization of goodwill and intangibles..........          --              --              31,352  (C)           31,352
   Stock-based compensation..........................       1,671              --                 794  (C)            2,465
                                                         --------        --------           ---------             ---------
      Total operating expenses.......................      18,567           6,027              32,146                56,740
                                                         --------        --------           ---------             ---------
Loss from operations.................................     (10,376)         (5,323)            (32,146)              (47,845)
Other income (expense)...............................       1,099             (96)                 --                 1,003
                                                         --------        --------           ---------             ---------
Net loss.............................................      (9,277)         (5,419)            (32,146)              (46,842)
      Less: accretion of dividends on redeemable
            convertible special shares...............        (313)             --                  --                  (313)
                                                         --------        --------           ---------             ---------
      Loss applicable to common shares...............    $ (9,590)       $ (5,419)          $ (32,146)            $ (47,155)
                                                         ========        ========           =========             =========
Basic and diluted net loss per share.................    $  (1.50)                                                $   (4.28)
                                                         ========                                                  ========
Shares used in computing basic and diluted net
    loss per share...................................       6,381                                                    11,011
                                                         ========                                                  ========

                          DELANO TECHNOLOGY CORPORATION

         PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS
                       SIX MONTHS ENDED SEPTEMBER 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                            PRO FORMA              PRO FORMA
                                                              DELANO      DIGARCH          ADJUSTMENTS              COMBINED
                                                           ---------     --------          -----------             ---------
Revenues:
   Product license...................................       $ 12,370       $  519           $      --              $ 12,889
   Services..........................................          1,682          175                  --                 1,857
                                                           ---------    ---------           ---------             ---------
      Total revenues.................................         14,052          694                  --                14,746
                                                           ---------    ---------           ---------             ---------
Cost of revenues:
   Product licenses..................................            181            5                  --                   186
   Services..........................................          1,970          137                  --                 2,107
                                                           ---------    ---------           ---------             ---------
      Total cost of revenues.........................          2,151          142                  --                 2,293
                                                           ---------    ---------           ---------             ---------
Gross profit.........................................         11,901          552                  --                12,453
                                                           ---------    ---------           ---------             ---------
Operating expenses
   Research and development..........................          6,176        1,283                  --                 7,459
   Sales and marketing...............................         21,504        3,932                  --                25,436
   General and administrative........................          2,140          735                  --                 2,875
   Amortization of goodwill and intangibles..........             --           --              15,676  (C)           15,676
   In-process research and development...............            360           --                  --                   360
   Stock-based compensation..........................          2,480           --                 397  (C)            2,877
                                                           ---------    ---------           ---------             ---------
      Total operating expenses.......................         32,660        5,950              16,073                54,683
                                                           ---------    ---------           ---------             ---------
Loss from operations.................................        (20,759)      (5,398)            (16,073)              (42,230)
Other income.........................................          2,926           82                  --                 3,008
                                                           ---------    ---------           ---------             ---------
       Net loss......................................      $ (17,833)    $ (5,316)           $(16,073)            $ (39,222)
                                                           =========     ========            ========             =========
Basic and diluted net loss per share.................        $ (0.59)                                             $   (1.13)
                                                            ========                                              =========
Shares used in computing basic and diluted net
    loss per share...................................         30,112                                                  34,742
                                                            ========                                                ========

                        NOTES TO THE UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL INFORMATION

     The total purchase price of Digarch reflects the issuance of approximately
4.6 million shares of our common stock and the assumption of options to purchase approximately 1.2 million shares of our common stock. The total purchase price was determined as follows (in thousands):


Value of Delano common stock and options..............................  $ 75,616
Cash paid.............................................................    17,364
Other direct acquisition expenses.....................................     1,493
                                                                        --------
                                                                        $ 94,473
                                                                        ========


     The valuation of our common stock is based on its weighted average closing price five days prior to and five days following the announcement of the acquisition. The valuation of options to purchase our common stock is based upon the Black-Scholes valuation model.

     The total purchase price of the Digarch acquisition has been allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $94.5 million has been assigned to the assets acquired as follows (in thousands):


Tangible net assets acquired..........................................  $    349
Acquired in-process research and development..........................        69
Assembled work force and customer list................................     1,933
Developed technology..................................................     2,920
Goodwill..............................................................    89,202
                                                                       ---------
                                                                        $ 94,473
                                                                        ========

     We expect to allocate approximately $69,000 of the purchase price to Digarch's in-process research and development, which will be expensed upon consummation of the merger as it has not reached technological feasibility and, in the opinion of management, has no alternative future use. The estimated amount is subject to adjustment based upon completion of third party appraisals. This amount has not been reflected in the accompanying pro forma statements of operations as it is a nonrecurring charge, but has been reflected as an adjustment to accumulated deficit in the accompanying pro forma balance sheet.

     The adjustments to the pro forma combined condensed balance sheet as of September 30, 2000 are as follows:

     (A) To reflect goodwill and other intangibles of approximately $94.1 million resulting from the acquisition of Digarch.

     (B) To reflect the purchase price paid as follows: cash paid of $17.4 million, issuance of our common stock and assumptions of options valued at approximately $75.6 million and acquisition-related expenses of approximately $1.5 million.

     The adjustments to the unaudited pro forma combined condensed statements of operations for the year ended March 31, 2000 and for the six months ended September 30, 2000 assume the acquisition occurred as of April 1, 1999 and are as follows:

     (C) To reflect the amortization of approximately $94.1 million of estimated goodwill and other intangibles resulting from the acquisition. The intangible assets will be amortized ratably over an estimated useful life of three years. To reflect the amortization of deferred stock-based compensation relating to the unvested Digarch options.